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                             AIM ADVISOR FUNDS, INC.


                         Supplement dated July 1, 1998
                      to the Prospectus dated March 3, 1998


The following information is added to the discussion appearing under the caption "ADDITIONAL RISK FACTORS AND POLICIES RELEVANT TO THE FUNDS - FOREIGN SECURITIES" on page 17 of the Prospectus:

        "Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain are members of the European Economic and Monetary Union (the "EEMU"). The EEMU intends to establish a common European currency for participating countries which will be known as the "euro." It is anticipated that each participating country will supplement its existing currency with the euro on January 1, 1999, and will replace its existing currency with the euro on July 1, 2002. Any other European country which is a member of the EEMU may elect to participate in the EEMU and may supplement its existing currency with the euro after January 1, 1999.

        The expected introduction of the euro presents unique risks and uncertainties, including whether the payment and operational systems of banks and other financial institutions will be ready by January 1, 1999; how outstanding financial contracts will be treated after January 1, 1999; the establishment of exchange rates for existing currencies and the euro; and the creation of suitable clearing and settlement systems for the euro. These and other factors could cause market disruptions before or after the introduction of the euro and could adversely affect the value of securities held by the Portfolio."

The following information is added to the discussion appearing under the heading "PORTFOLIO MANAGERS INTERNATIONAL VALUE FUND" on page 23 of the Prospectus.

Michele T. Garren,     Portfolio Manager, IGAM (1997 to present); Senior
   C.F.A.              Portfolio Manager with AIG Global Investment Corp.
                       (1993 to 1996); Co-Manager with Citibank Global Asset
                       Management (1987 to 1993). Chartered Financial Analyst.
                       Ms. Garren has assisted in managing the INTERNATIONAL
                       VALUE FUND since 1997.